UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 24, 2016 (February 24, 2016)

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Durham Hall, 52 Farm View Drive, New Gloucester, Maine	04260
(Address of principal executive offices)	(Zip Code)

Telephone: (207) 688-6363

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 24, 2016, James P. Torgerson, the Chief Executive Officer of Avangrid, Inc. (the “Company”) and Richard J. Nicholas, the Chief Financial Officer of Avangrid, Inc., presented at an Iberdrola, S.A. investor day conference. Iberdrola, S.A. has posted the materials from the investor conference to its website and filed the materials with the Comisión Nacional del Mercado de Valores in Spain. The materials discuss certain information regarding the Company, which holds the U.S. operations of Iberdrola, S.A. The information on Iberdrola, S.A.’s website is not incorporated by reference into this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC. (Registrant)

Dated: February 24, 2016	By:	/s/ R. Scott Mahoney
	Name:	R. Scott Mahoney
	Title:	General Counsel and Chief Compliance Officer